UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

ORION GROUP HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2940 Riverby Road, Suite 400

Houston, Texas 77020

(Address of principal executive offices)

(713) 852-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	ORN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Mr. Scott Thanisch ceased serving as the Executive Vice President, Chief Financial Officer and Treasurer of Orion Group Holdings, Inc. (the “Company”) on June 23, 2025. Mr. Thanisch  agreed to continue to perform services for the Company, including overseeing the transition of his roles and responsibilities to his successor, Ms. Alison Vasquez, through July 1, 2025 (the “Departure Date”).

Pursuant to the terms of the Employment Agreement by and between the Company and Mr. Thanisch dated September 27, 2023 (the “Employment Agreement”), as well as the Separation and General Release Agreement by and between the Company and Mr. Thanisch dated June 30, 2025 (the “Separation Agreement”), Mr. Thanisch will become entitled as of the Departure Date to receive certain previously disclosed payments and benefits associated with a termination without cause under his Employment Agreement.  In addition, pursuant to the terms of the Separation Agreement, Mr. Thanisch will be eligible to receive on September 12, 2025, the remaining unvested restricted shares that were originally granted to him on September 12, 2022 and which are scheduled to vest on September 12, 2025. These severance benefits will be subject to compliance with general release conditions and certain restrictive covenants, including a non-disparagement covenant, an agreement not to disclose confidential information, and non-competition and non-solicitation covenants that apply for twelve months following the Departure Date.

The descriptions of the Employment Agreement and the Separation Agreement set forth above are qualified in their entirety by the Employment Agreement, which is attached hereto as Exhibit 10.1, and the Separation Agreement, which is attached hereto as Exhibit 10.2.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated September 27,2023.
10.2	Separation Agreement dated June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated September 27,2023.
10.2	Separation Agreement dated June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION GROUP HOLDINGS, INC.

` By: /s/ Travis J. Boone

Travis J. Boone

President & CEO

Date: July 1, 2025